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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 4, 1999



                               W. R. GRACE & CO.
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)



             Delaware               1-13953              65-0773649
             --------               -------              ----------
         (State or other       (Commission File        (IRS Employer
         jurisdiction of            Number)          Identification No.)
          incorporation)



             1750 Clint Moore Road, Boca Raton, Florida 33487-2707
             -----------------------------------------------------
              (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code: 561/362-2000


                -----------------------------------------------
         (Former name or former address, if changed since last report)

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                               W. R. GRACE & CO.

                                    FORM 8-K
                                 CURRENT REPORT


Forward-Looking Statements

         This Form 8-K being filed by W. R. Grace & Co. ("Grace") contains "forward-looking statements." These statements are indicated by future tense verbs and words such as "anticipates." Forward-looking statements involve various risks and uncertainties, including those contained in the section entitled "Projections and Other Forward-Looking Information" in Grace's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and throughout Grace's Information Statement dated February 13, 1998. As a result, future results may differ materially from the expected results represented by the forward-looking statements contained in this Form 8-K.


Item 5.  Other Events.

         On February 4, 1999, Grace announced its consolidated results of operations for the quarter and year ended December 31, 1998, a change in the accrual period for asbestos bodily injury liabilities, the results of its productivity review of its administrative and operating functions, the financial effect of certain environmental matters and the sale of its Circe biomedical operations. Grace's February 4, 1999 press release and accompanying financial and statistical data are filed as an exhibit hereto and are incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         The Company's February 4, 1999 press release is filed as an exhibit hereto.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

                                            W. R. GRACE & CO.
                                               (Registrant)



                                            By /s/David B. Siegel
                                              --------------------------------
                                               David B. Siegel
                                               Senior Vice President,
                                               General Counsel and Secretary

Dated: February 12, 1999

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                               W. R. GRACE & CO.

                           Current Report on Form 8-K

                                 Exhibit Index
                                 -------------


Exhibit No.        Description
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   99.1            Press Release dated February 4, 1999